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                                                                  EXHIBIT 99.3


                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of June 9, 1998 among FRESH FOODS, INC., a Delaware corporation (the "Company"), the Subsidiary Borrowers identified on the signature pages hereto (the "Subsidiary Borrower") and such other subsidiaries of the Company as may from time to time become party hereto (hereinafter, the Company and the Subsidiary Borrower are collectively referred to as the "Pledgors" and, individually, as a "Pledgor") and FIRST UNION COMMERCIAL CORPORATION, in its capacity as agent (in such capacity, the "Agent") for the financial institutions from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Company, the Subsidiary Borrower, the Lenders and the Agent, the Lenders have agreed to make Revolving Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Revolving Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders.

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement. For purposes of this Pledge Agreement, the term "Lender" shall include any affiliate of any Lender which has entered into any Interest Rate Protection Agreement entered into with respect to the Obligations.

                  (b) In addition, the following terms shall have the following meanings:

                  "Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

                  "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following,


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whether now owned or existing or owned, acquired, or arising hereafter
(collectively, the "Pledged Collateral"):

                  (a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock owned by such Pledgor of each Domestic Subsidiary set forth on
         Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of Capital Stock or other ownership interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of Capital Stock or other ownership interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of Capital Stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                           (y) all shares, securities or certificates
                  representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (z) without affecting the obligations of such Pledgor
                  under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which a Pledgor is not the surviving corporation, all shares of each class of the Capital Stock of the successor corporation formed by or resulting from such consolidation or merger.

                  (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock owned by such Pledgor of any Person which hereafter becomes a Domestic Subsidiary and 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a Foreign Subsidiary, including, without limitation, the certificates representing such shares.

                  (c) Other Equity Interests. Any and all other equity interests of each Pledgor in any Domestic Subsidiary or any Foreign Subsidiary.

                  (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.


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         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of Capital Stock to the Agent as collateral security for the Pledgor Obligations. Upon delivery to the Agent, such additional shares of Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

         3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"):

                  (a) all Obligations; and

                  (b) all expenses and charges, legal and otherwise, reasonably incurred by the Agent and/or the Lenders in collecting or enforcing any Obligations or in realizing on or protecting any security therefor, including without limitation the security afforded hereunder.

         4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

                  (a) Delivery of Certificates. Each Pledgor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in
         Exhibit 4(a) attached hereto.

                  (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate or other certificate evidencing an ownership interest, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities or other certificate evidencing an ownership interest; or (iv) distributions of securities or other certificate evidencing an ownership interest in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such security, certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary


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         endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (c) Acknowledgment and Consent; Authorization and Transaction Statements. If necessary to perfect the Lenders' security interest in the Pledged Collateral, concurrently with the execution of this Pledge Agreement, (i) the Pledgor shall send to each issuer of Pledged Shares ("Issuer") an Authorization Statement substantially in the form provided in Exhibit 4(c)(i) and (ii) the Pledgor shall cause each Issuer of uncertificated Pledged Shares to, and each such Issuer shall, deliver to the Agent (A) an Acknowledgment and Consent substantially in the form provided in Exhibit 4(c)(ii)(A) and (B) a Transaction Statement substantially in the form provided in Exhibit 4(c)(ii)(B), confirming that each such Issuer has registered the pledge effected by this Pledge Agreement on its books.

                  (d) Financing Statements. Each Pledgor shall execute and deliver to the Agent such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") with respect to the Pledged Shares of such Pledgor.

                  (c) Exercising of Rights. The exercise by the Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any governmental authority or with the Issuer of any Pledged Shares (except as provided herein) is required either (i) for the pledge made by a Pledgor or for


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         the granting of the security interest by a Pledgor pursuant to this
         Pledge Agreement or (ii) for the exercise by the Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Agent for the benefit of the Lenders, in the Pledged Collateral. The taking possession by the Agent of the certificates representing the certificated Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in the certificated Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Pledgor Obligations. The registration of the interest created by this Pledge Agreement with respect to the uncertificated Pledged Shares on the books of each Issuer of such uncertificated Pledged Shares and the filing of properly completed financing statements in all necessary jurisdictions will perfect and establish the first priority of the Agent's security interest in the uncertificated Pledged Shares. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) No Other Shares. No Pledgor owns any shares of Capital Stock other than as set forth on Schedule 2(a) attached hereto.

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

                  (a) Books and Records. Mark its books and records (and shall cause the Issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

                  (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in any Capital Stock); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged


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         Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Agent, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                  (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                  (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

         7. Advances by Lenders. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien (other than a Permitted Lien), expenditures made in defending against any adverse claim (other than a Permitted Lien) and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 4.2 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Credit Documents. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9. Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Agent and the Lenders shall have, in respect of the


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         Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities or certificates. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of
         Section 14.5 of the Credit Agreement at least 10 days before the time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities or certificates constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities or certificates to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities or certificates for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities or certificates for the period of time necessary to permit the Issuer of such securities or certificates to register such securities or certificates for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent may, in such event, bid for the purchase of such securities or certificates.


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                  (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 4.2 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10. Rights of the Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of
         Default:

                           (i) to demand, collect or settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                           (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;


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                           (v)    to direct any parties liable for any payment
                  under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

                           (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                           (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                           (viii) to settle, compromise or adjust any suit,
                  action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem reasonably appropriate;

                           (ix)   execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (x) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine;

                           (xi)   to vote for a shareholder or member
                  resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Shares of such Pledgor or any part thereof may be sold pursuant to Section 10 hereof; and

                           (xii) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding, any Credit Document is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or


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         implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

                  (b) Performance by the Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 25 hereof.

                  (c) Assignment by the Agent. Subject to Sections 13.9 and 14.6(b) of the Credit Agreement, the Agent may from time to time assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

                  (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e)      Voting Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and


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                           (ii) Upon the occurrence and during the continuance
                  of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (f) Dividend Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                           (ii) Upon the occurrence and during the continuance
                  of an Event of Default:

                                    (A) all rights of a Pledgor to receive the
                           dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                    (B) all dividends and interest payments
                           which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (g) Release of Pledged Collateral. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

         11. Application of Proceeds. Upon the occurrence of and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied as follows: first, to all reasonable costs and expenses of the Agent (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Pledge Agreement and/or any of the other Credit Documents; second, to all costs and expenses of the Lenders (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Pledge Agreement and/or any of the other Credit Documents; third, to the principal amount of the Pledgor Obligations; fourth, to such of the Pledgor Obligations consisting of accrued but unpaid interest and fees; fifth, to all other amounts payable with respect to the Pledgor Obligations; and sixth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Pledgors shall remain liable to the Agent and the Lenders for any deficiency.

         12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Agent or the Lenders, all of which costs and expenses shall constitute Pledgor Obligations hereunder.

         13. Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall executed and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

         14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 14.10 of the Credit Agreement.

         15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Agent. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and permitted assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 14.5 of the Credit Agreement.

         17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         19. Governing Law; Submission to Jurisdiction; Venue. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA. THE PROVISIONS OF THE CREDIT AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PLEDGOR AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS PLEDGE AGREEMENT, THE CREDIT DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

         21. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Pledge Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         23. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the other Credit Documents, the delivery of the Revolving Notes and the making of the Revolving Loans and the issuance of the Letters of Credit under the Credit Agreement.

         24. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement or under any other of the Credit Documents.

         25. Joint and Several Obligations of Pledgors.

                  (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

         26. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

         27. Irrevocable Authorization and Instruction to Issuers. Each of the Pledgors hereby authorizes and instructs each of the Issuers to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that such Issuer shall be fully protected in so complying.



                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.


COMPANY:                            FRESH FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


SUBSIDIARY BORROWERS:               BRUNSWICK ASSOCIATES, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    CLAREMONT RESTAURANT GROUP, LLC

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    ELLOREE FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

                                    FRESH FOODS PROPERTIES, LLC

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    GEORGIA BUFFET RESTAURANTS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    KNOXVILLE FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    MOM `n' POP'S COUNTRY HAM, LLC

                                    BY:      PIERRE FOODS, INC.,
                                             its Sole Member

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

                                    OAK RIDGE FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    SAGEBRUSH, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    SAGEBRUSH OF SEVIERVILLE, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    SAGEBRUSH DTN, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    SAGEBRUSH OF TENNESSEE, L.P.

                                    BY:      SAGEBRUSH OF SOUTH CAROLINA,
                                             LLC, General Partner

                                    BY:      SAGEBRUSH, INC.
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President

                                    SEVEN STARS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    ST. AUGUSTINE FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    TENNESSEE WSMP, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    VIRGINIA WSMP, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    CHARDENT, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

                                    D & S FOODS, LLC

                                    BY:      GEORGIA WSMP, INC.,
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President



                                    GEORGIA WSMP, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    KINGSPORT FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    MATTHEWS PRIME SIRLOIN, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    NAPLES FOODS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

                                    PRIME SIRLOIN, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    SAGEBRUSH OF NORTH CAROLINA, LLC

                                    BY:      SAGEBRUSH, INC.
                                             its Sole Member

                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    SAGEBRUSH OF SOUTH CAROLINA, LLC

                                    BY:      SAGEBRUSH, INC.
                                             its Sole Member

                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    SPICEWOOD, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    SOUTH CAROLINA WSMP, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

                                    SUNSHINE WSMP, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    TUMBLEWEED OF PIGEON FORGE, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   Vice President


                                    GREENVILLE FOODS SYSTEMS, INC.


                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    FRESH FOODS SALES, LLC

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member

                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    PIERRE FOODS, LLC

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member

                                    By: /s/ David R. Clark
                                       -------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                    FIRST UNION COMMERCIAL CORPORATION,
                                    as Agent


                                    By: /s/ Todd A. Witmer
                                       --------------------------------
                                    Name:    Todd A. Witmer
                                    Title:   Director

                                   SCHEDULE 1

                               To Pledge Agreement

                            Dated as of June 9, 1998

                 in favor of First Union Commercial Corporation

                                    as Agent


                                  PLEDGED STOCK


Pledgor:  FRESH FOODS, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Greenville Food Systems, Incorporated        26,500             34              100%
                                             17,500             26
                                              5,000             28
                                              4,000             31

Matthews Prime Sirloin, Inc.                 30,000              2              100%

Georgia WSMP, Inc.                            1,000              1              100%

Prime Sirloin, Inc.                             100             14              100%

Brunswick Associates, Inc.                      470              5              100%

Sunshine WSMP, Inc.                           1,000              1              100%

Seven Stars, Inc.                               100              3              100%

South Carolina WSMP, Inc.                    25,000             13              100%

Virginia WSMP, Inc.                           1,000             01              100%

Tennessee WSMP, Inc.                          1,000              1              100%

Sagebrush, Inc.                                 100              1              100%



Pledgor:  GEORGIA WSMP, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Georgia Buffet Restaurants, Inc.              2,000              3              100%

Pledgor:  SOUTH CAROLINA WSMP, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Elloree Foods, Inc.                            15,000            4              100%



Pledgor:  SUNSHINE WSMP, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares           Number          Ownership
------------------                          ---------       -----------      ----------

St. Augustine Foods, Inc.                     5,000              1              100%
                                              4,000              2

Naples Foods, Inc.                               55              1              100%



Pledgor:  SAGEBRUSH, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------

Chardent, Inc.                                   100            2               100%

Sagebrush DTN, Inc.                              100            1               100%

Sagebrush of Sevierville, Inc.               100,000           12               100%

Knoxville Foods, Inc.                          1,000            9               100%

Kingsport Foods, Inc.                         10,000           11               100%

Oak Ridge Foods, Inc.                         10,000           17               100%

Tumbleweed of Pigeon Forge, Inc.              10,000           15               100%

Spicewood, Inc.                                  100            8              50.3%



Pledgor:  KNOXVILLE FOODS, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Spicewood, Inc.                                7.17              3             3.6%

Pledgor:  KINGSPORT FOODS, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number        Ownership
------------------                          ---------       -----------      ----------
Spicewood, Inc.                               14.20             4               7.1%



Pledgor:  SAGEBRUSH DTN, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Spicewood, Inc.                               20.91             2              10.5%



Pledgor:  SAGEBRUSH OF SEVIERVILLE, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Spicewood, Inc.                               13.64             5              6.9%



Pledgor:  TUMBLEWEED OF PIGEON FORGE, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Spicewood, Inc.                               24.79             6              12.5%



Pledgor:  OAK RIDGE FOODS, INC.

                                            Number of       Certificate      Percentage
Name of Subsidiary                           Shares            Number         Ownership
------------------                          ---------       -----------      ----------
Spicewood, Inc.                               18.28             7              9.2%

                                  Exhibit 4(a)

                                       to

                                Pledge Agreement

                            dated as of June 9, 1998

                 in favor of First Union Commercial Corporation

                                    as Agent


                             Irrevocable Stock Power


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of Capital Stock of _____________________, a ____________ corporation:

                  No. of Shares                       Certificate No.
                  -------------                       ---------------




and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Capital Stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.


                                    ---------------,
                                    a                corporation
                                      --------------

                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                 Exhibit 4(c)(i)

                                       to

                                Pledge Agreement

                            dated as of June 9, 1998

                 in favor of First Union Commercial Corporation,

                                    as Agent


                           Acknowledgment and Consent


         The undersigned Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Agent promptly in writing of the occurrence of any of the events described in Section 4(b) of the Pledge Agreement.

                                    [INSERT ISSUER]


                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                    [INSERT ADDITIONAL ISSUERS IF NECESSARY]

                               Exhibit 4(c)(ii)(A)

                                       to

                                Pledge Agreement

                            dated as of June 9, 1998

                 in favor of First Union Commercial Corporation,

                                    as Agent


                         Form of Authorization Statement

                                                                   [INSERT DATE]



To:      [INSERT]

         You are hereby instructed to register the pledge of the following uncertificated security:

         All member or other ownership interests of the undersigned in [INSERT ISSUER] in favor of:


                                    First Union Commercial Corporation, as Agent
                                    One First Union Center
                                    301 South College Street, DC-5
                                    Charlotte, North Carolina  28226
                                    Attention:        Terri K. Lins, Director
                                    Telephone:        (704) 704) 383-7440
                                    Telecopy:         (704) 374-2703


                                             Very truly yours,

                                             [INSERT PLEDGOR]


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                               Exhibit 4(c)(ii)(B)

                                       to

                                Pledge Agreement

                            dated as of June 9, 1998

                 in favor of First Union Commercial Corporation,

                                    as Agent


                          Form of Transaction Statement

                                                                   [INSERT DATE]

To:      [INSERT PLEDGOR]

         and

         First Union Commercial Corporation, as Agent
         One First Union Center
         301 South College Street, DC-5
         Charlotte, North Carolina  28226
         Attention:        Terri K. Lins, Director
         Telephone:        (704) 383-7440
         Telecopy:         (704) 374-2703


         This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of First Union Commercial Corporation, as Agent:

         1. Uncertificated security: All member or other ownership interests of [INSERT PLEDGOR] in the undersigned.

         2.       Registered Owner:

                  [INSERT PLEDGOR]

                  Taxpayer Identification Number:________________

         3.       Registered Pledgee:

                  First Union Commercial Corporation, as Agent
                  One First Union Center
                  301 South College Street, DC-5
                  Charlotte, North Carolina  28226
                  Attention:        Terri K. Lins, Director
                  Telephone:        (704) 383-7440
                  Telecopy:         (704) 374-2703


                  Taxpayer Identification Number:_________________

         4. There are no liens, restrictions or other encumbrances on the interest of [INSERT PLEDGOR] in the undersigned, and no adverse claims to which the uncertificated security is or may be subject are known to the undersigned.

         5.       The pledge was registered on [INSERT DATE OF REGISTRATION].

         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEES AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.


                                    Very truly yours,

                                    [INSERT ISSUER]


                                    By:
                                       --------------------------------
                                    Its:
                                        -------------------------------


                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------



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